                                AIM INCOME FUND

[AIM LOGO APPEARS HERE]         ANNUAL REPORT                  DECEMBER 31, 1996

[PHOTO APPEARS HERE]

                                AIM INCOME FUND

                           For shareholders who seek
                 a high level of current income consistent with
                            a reasonable concern for
                              safety of principal
                          by investing in a portfolio
                            consisting primarily of
                         fixed-rate corporate debt and
                          U.S. government obligations.


ABOUT FUND PERFORMANCE AND DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical and reflect all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o In 1996, the Fund paid distributions for Class A and Class B shares of $0.588 and $0.525 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper General Bond Fund Index represents an average of the performance of the 10 largest general bond funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The Lehman Brothers Aggregate Bond Index is an unmanaged index generally regarded as representative of intermediate- and long-term government and investment-grade corporate debt securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested interest and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY  BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                   Dear Fellow Shareholder:

                   Financial markets produced another noteworthy year in 1996.
                   Stocks surged again to enthusiastic levels, but the advance was marked by dramatic volatility and confined mainly to the
     [PHOTO OF     performance of a select few large-company stocks. Still, most
    Charles T.     investors in stock funds were rewarded with double-digit
      Bauer,       returns for the year. Bonds had a difficult time until
    Chairman of    encouraging economic reports triggered a fall rally that
   the Board of    helped restore prices and bring yields back down to near 1995
     the Fund,     levels.
   APPEARS HERE]   As we begin 1997, the parallels to last year are striking.
                   The economy is growing at a moderate rate, corporate earnings remain healthy, and inflation is modest. Such an environment is ideal for financial investments.
   Still, many suggest, as we do, that 1997 will be marked by continued uncertainty and short-term volatility. And as the market's performance continues to exceed historical averages, some advise that a correction is overdue.
   We believe the best way to achieve your investment goals in uncertain markets is to follow a few basic strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
   Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
   Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
   Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
   In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      -----------------------------------
                          In rapidly changing markets,
                                    you need
                           an investment professional
                                  on your side
                                who can explain
                             what is happening and
                      how your portfolio may be affected.
                      -----------------------------------

                           --------------------------
                                    The Fund
                             rebounded impressively
                           in the second half of 1996
                           to post respectable gains
                                 for the year.
                           --------------------------

The Managers' Overview

AIM INCOME FUND
BENEFITS FROM DIVERSIFICATION

A roundtable discussion with the Fund management team for AIM Income Fund for the fiscal year ended December 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM INCOME FUND PERFORM DURING THE REPORTING PERIOD?

A. Uncertain economic conditions and ongoing inflation concerns created volatility that tested the financial markets in 1996, particularly for fixed-income investors. Based on its diversified approach, AIM Income Fund posted a solid total return of 8.58% and 7.87% for Class A and Class B shares, respectively. The Fund bested the 3.63% total return for the Lehman Brothers Aggregate Bond Index and was competitive with the 7.95% total return for the Lipper General Bond Fund Index.
      The Fund rebounded impressively in the second half of 1996 to post respectable gains for the year. As you may recall, when we reported to you in the semiannual report for the six-month period ended June 30, 1996, the Fund had a six-month total return of -0.46% and -0.88% for Class A and Class B shares, respectively. The Fund's total return for the year just ended was more reflective of its historic average. During the 10-year period ended December 31, 1996, the average annual total return for Class A shares was 8.79%.
      As of December 31, 1996, the Fund's 30-day yield was 6.07% for Class A shares and 5.63% for Class B shares, when calculated on maximum offering price. During the year, net assets in the Fund grew from more than $295 million to more than $371 million.

Q. HOW DID YOU MANAGE THE FUND DURING THE PERIOD?

A. We continued to use the "three-legged stool" approach to investing, holding securities in three bond-market segments: domestic investment-grade bonds, non-dollar-denominated foreign bonds, and domestic high-yield bonds. The three classes of debt securities tend to perform differently because the factors that influence them are varied. Holding all three types of bonds diversifies the investment risk associated with any one class, and that may lower the fund's volatility and enhance its potential return.
      At the end of the reporting period, domestic investment-grade bonds and cash comprised 42% of the portfolio while high-yield bonds and foreign bonds each comprised about 29%. During the year, the Fund increased its weighting in foreign bonds, which performed well in the second half of 1996.

Q. WHAT FACTORS AFFECTED THE FIXED-INCOME MARKETS DURING 1996?

A. It was a year of mixed signals for fixed-income markets. Investors in investment-grade bonds were focused on changing expectations about the direction of the domestic economy. Indications of surprisingly strong economic growth in the U.S. sent domestic bond prices tumbling during the first half of 1996. Domestic investment-grade bonds posted good returns in the second half when it became apparent that economic growth was moderate and inflation was subdued, but their performance for the year lagged high-yield and foreign bonds.

Q. How were high-yield securities affected?

A. The perspective was quite different for high-yield securities. Unlike investment-grade bonds, high-yield bonds benefit from a burgeoning economy. Healthy economic growth tends to improve the earnings capacity of the bond-issuing

================================================================================
AIM INCOME FUND HAS SOLID YEAR

1-year total returns as of 12/31/96
--------------------------------------------------------------------------------

AIM Fund Class A            8.58%
AIM Fund Class B            7.87%
Lehman Brothers
Aggregate Bond Index        3.63%
================================================================================

          See important Fund & Index disclosures inside front cover.

================================================================================
PORTFOLIO COMPOSITION

Total Investments as of 12/31/96
--------------------------------------------------------------------------------
                                       TOP FIVE HOLDINGS

DOLLAR-DENOMINATED                                           COUPON   MATURITY
HIGH-YIELD BONDS            29%                              ------   --------
                                       1. Coca-Cola          7.24%    06/2020
NON-DOLLAR DENOMINATED                     Enterprises Inc.
FOREIGN BONDS               29%
                                       2. Time Warner, Inc.  9.15%    02/2023
DOLLAR-DENOMINATED
INVESTMENT-GRADE BONDS      42%        3. News America       9.25%    02/2013
                                           Holdings

                                       4. Province of        7.75%    07/2016
                                           Manitoba

                                       5. General            8.80%    03/2021
                                           Motors Corp.


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

================================================================================


   companies and ease credit concerns for lower-quality debt issuers. High-yield bonds were the top-performing segment of the Fund's portfolio.

Q. HOW DID FOREIGN BONDS PERFORM DURING THE PERIOD?

A. Foreign bonds performed well, particularly during the second half of the year. The Fund benefited from exposure to such top-performing markets as Australia, Sweden, the United Kingdom, and Canada. In Australia, debt securities benefited from falling interest rates and an influx of foreign investment. In Europe, the drive to comply with the standards established for entry into the European Monetary Union provided significant political and economic pressures on many western European countries. These countries are trying to lower inflation rates, reduce budget deficits, and maintain stable exchange rates. As a result, many European central banks reduced short-term interest rates and their bond markets posted good performance during 1996.

Q. HOW DID DOMESTIC INVESTMENT-GRADE BONDS REACT TO CHANGING GROWTH EXPECTATIONS IN 1996?

A. During the first half of 1996, the perception that the economy was growing faster than its long-term growth potential led investors to believe the Federal Reserve Board would raise short-term interest rates. As a result, yields on domestic investment-grade bonds increased, taking bond prices lower. As the year progressed, investors' expectations changed as reported data revealed a different picture of economic growth. The pace of economic growth had moderated and inflation remained subdued.
      Thus, by the third quarter, the investor consensus called for potential easing of interest rates by the Fed. Reflecting these changing expectations, the yield on the 10-year U.S. Treasury note ranged from a low of 5.5% in January to a high of 7.1% in June, before closing the year at 6.4%. The advance and then decline in market yields over the course of 1996 led one market strategist to dub it "a round-trip year." Despite the ups and downs experienced in the domestic investment-grade market in 1996, the Fund's diversified approach to bond investing moderated this volatility while providing enhanced total return.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. There were 158 holdings in the Fund as of December 31, 1996. Weighted average maturity for the Fund was 11.54 years and duration was 6.79 years. Funds with shorter duration tend to be less sensitive to market fluctuations. The Fund had an average portfolio quality rating of BBB/Baa as measured by Standard and Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit-rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

Q. WHAT IS YOUR MARKET OUTLOOK?

A. The U.S. economy is growing at a reasonable rate without rising inflation, and that reduces the probability that interest rates may increase over the near term. In recent testimony before Congress, Fed Chairman Alan Greenspan said, "The economy has retained considerable vigor, with few signs of the imbalances and inflationary tensions that have disrupted past expansions." Less interest rate volatility generally means less risk--a boost for fixed-income securities. Low interest rates also have created an abundance of liquidity worldwide that continues to discount the cost of financial capital and fuel the flow of new corporate debt. The low cost of capital, moderate economic expansion, and greater fiscal restraint should stoke global economic activity in 1997, and that could translate into another positive year for financial markets.

                          ---------------------------
                                      Less
                            interest rate volatility
                          generally means less risk--
                                  a boost for
                            fixed-income securities.
                           ---------------------------


          See important Fund & Index disclosures inside front cover.

Long-Term Performance

AIM INCOME FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 12/31/86-12/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Aggregate Bond Index. Unlike your Fund, the index is not managed; therefore there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
Growth of a $10,000 Investment

12/31/86 - 12/31/96
  (In thousands)
--------------------------------------------------------------------------------

                         AIM INCOME FUND,              LEHMAN BROTHERS AGGREGATE
                             CLASS A                           BOND INDEX
12/31/86                     $9,524                             $10,000

12/87                         9,578                              10,276

12/88                        10,441                              11,087

12/89                        11,856                              12,698

12/90                        12,289                              13,835

12/91                        14,502                              16,049

12/92                        15,577                              17,237

12/93                        17,973                              18,917

12/94                        16,598                              18,365

12/95                        20,379                              21,757

12/96                        22,127                              22,547

================================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 12/31/96, including sales charges
--------------------------------------------------------------------------------
CLASS A SHARES
 10 Years                       8.27%
  5 Years                       7.76
  1 Year                        3.42*

* 8.58% excluding sales charge

CLASS B SHARES
Inception (9/7/93)              4.63%
  1 Year                        2.87**

**7.87% excluding CDSC
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark-- Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1996

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS & NOTES-61.41%

ADVERTISING/BROADCASTING-5.08%

Echostar Satellite Broadcasting,
  Sr. Disc. Notes, 13.125%,
  03/15/04(b)                        $  3,000,000  $  2,280,000
---------------------------------------------------------------
Katz Media Corp.,
  Sr. Sub. Notes, 10.50%, 01/15/07
  (acquired 12/13/96; cost
  $400,000)(c)                            400,000       410,500
---------------------------------------------------------------
SFX Broadcasting, Inc.,
  Series B Sr. Sub. Notes, 10.75%,
  05/15/06                              1,000,000     1,057,500
---------------------------------------------------------------
Time Warner, Inc.,
  Deb., 9.15%, 02/01/23                 8,500,000     9,454,805
---------------------------------------------------------------
  Deb., 6.85%, 01/15/26                 4,300,000     4,227,717
---------------------------------------------------------------
United International Holdings, Inc.,
  Sr. Disc. Notes, 12.78%,
  11/15/99(d)                           2,000,000     1,442,500
---------------------------------------------------------------
                                                     18,873,022
---------------------------------------------------------------

AIRLINES-2.34%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19         1,810,000     2,010,240
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Equipment Trust Certificates,
  10.50%, 04/30/16                      5,000,000     6,108,200
---------------------------------------------------------------
Greenwich Air Services, Inc.,
  Sr. Notes, 10.50%, 06/01/06             530,000       569,750
---------------------------------------------------------------
                                                      8,688,190
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-2.09%

General Motors Corp.,
  Deb., 8.80%, 03/01/21                 6,700,000     7,748,081
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.18%

CSK Auto Inc.,
  Sr. Sub. Notes, 11.00%, 11/01/06
  (acquired 10/23/96; cost
  $650,000)(c)                            650,000       675,188
---------------------------------------------------------------

BANKING-3.50%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.75%, 12/01/26
  (acquired 11/22/96; cost
  $2,932,770)(c)                        3,000,000     2,884,245
---------------------------------------------------------------
First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35            5,300,000     5,587,207
---------------------------------------------------------------
HSBC Americas Inc.,
  Sub. Notes, 7.00%, 11/01/06           2,000,000     1,978,400
---------------------------------------------------------------
Sovereign Bancorp, Inc.,
  Sub. Notes, 8.00%, 03/15/03           2,500,000     2,551,500
---------------------------------------------------------------
                                                     13,001,352
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-3.88%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%, 06/20/20(d)    74,000,000    14,405,580
---------------------------------------------------------------

CABLE TELEVISION-3.47%

Comcast UK Cable Partners Ltd.,
  Sr. Yankee Disc. Deb., 11.20%,
  11/15/07(b)                           5,000,000     3,550,000
---------------------------------------------------------------
Fundy Cable Ltd.,
  Sr. Yankee Sec. Second Priority
  Notes, 11.00%, 11/15/05                 410,000       435,625
---------------------------------------------------------------
Heartland Wireless Communications
  Inc.,
  Sr. Notes, 14.00%, 10/15/04
  (acquired 12/17/96; cost
  $720,000)(c)                            720,000       748,800
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

CABLE TELEVISION-(CONTINUED)

Kabelmedia Holdings GmbH,
  Sr. Yankee Disc. Notes, 13.625%,
  08/01/06(b)                        $  1,400,000  $    777,000
---------------------------------------------------------------
Marcus Cable Operating Co.,
  Sr. Disc. Notes, 13.50%,
  08/01/04(b)                           1,690,000     1,390,025
---------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%, 01/15/06       630,000       655,200
---------------------------------------------------------------
TeleWest Communications PLC,
  Sr. Yankee Disc. Deb., 11.00%,
  10/01/07(b)                           1,100,000       765,875
---------------------------------------------------------------
Viacom, Inc.,
  Sr. Notes, 7.75%, 06/01/05            3,650,000     3,584,300
---------------------------------------------------------------
Wireless One, Inc.,
  Sr. Notes, 13.00%, 10/15/03           1,000,000       980,000
---------------------------------------------------------------
                                                     12,886,825
---------------------------------------------------------------

CHEMICALS-1.38%

BPC Holding Corp.,
  Series B Sr. Notes, 12.50%,
  06/15/06                              1,000,000     1,056,250
---------------------------------------------------------------
Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05      1,070,000     1,211,775
---------------------------------------------------------------
LaRoche Industries, Inc.,
  Sr. Sub. Notes, 13.00%, 08/15/04      1,000,000     1,080,000
---------------------------------------------------------------
PrintPack Inc.,
  Sr. Sub. Notes, 10.625%, 08/15/06
  (acquired 08/15/96-09/04/96; cost
  $1,035,625)(c)                        1,030,000     1,071,200
---------------------------------------------------------------
Sterling Chemicals, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/06        680,000       720,800
---------------------------------------------------------------
                                                      5,140,025
---------------------------------------------------------------

CONSUMER NON-DURABLES-0.29%

Hines Horticulture, Inc.,
  Sr. Sub. Notes, 11.75%, 10/15/05      1,000,000     1,065,000
---------------------------------------------------------------

CONTAINERS-1.01%

Ivex Packaging Corp.,
  Sr. Sub. Notes, 12.50%, 12/15/02      1,500,000     1,635,000
---------------------------------------------------------------
MVE Inc.,
  Sr. Secured Notes, 12.50%,
  02/15/02                              1,000,000     1,066,250
---------------------------------------------------------------
Owens-Illinois, Inc.,
  Sr. Sub. Notes, 10.00%, 08/01/02      1,000,000     1,050,000
---------------------------------------------------------------
                                                      3,751,250
---------------------------------------------------------------

ELECTRIC POWER-3.62%

AES China Generating Co.,
  Sr. Yankee Notes, 10.125%,
  12/15/06                                220,000       229,350
---------------------------------------------------------------
El Paso Electric Co.,
  First Mortgage Bonds, 8.90%,
  02/01/06                              2,500,000     2,611,325
---------------------------------------------------------------
  First Mortgage Bonds, 9.40%,
    05/01/11                            4,000,000     4,255,920
---------------------------------------------------------------
Indiana Michigan Power, Secured
  Lease
  Obligation Bonds, 9.82%, 12/07/22     4,969,949     5,996,343
---------------------------------------------------------------
Southern California Edison Co.,
  First Mortgage Notes, 8.875%,
  05/01/23                                357,000       373,036
---------------------------------------------------------------
                                                     13,465,974
---------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.29%

AES Corp.,
  Sr. Sub. Notes, 10.25%, 07/15/06      1,000,000     1,075,000
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

FINANCE (CONSUMER CREDIT)-2.76%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%, 02/15/10 $  6,000,000  $  6,472,860
---------------------------------------------------------------
GMAC,
  Notes, 9.00%, 10/15/02                3,425,000     3,770,959
---------------------------------------------------------------
                                                     10,243,819
---------------------------------------------------------------

FINANCE (LEASING COMPANIES)-0.55%

Sea Containers, Ltd.,
  Series B Sr. Yankee Sub. Deb.,
  12.50%, 12/01/04                      1,825,000     2,025,750
---------------------------------------------------------------

FOOD/PROCESSING-0.85%

Chiquita Brands International, Inc.,
  Sr. Notes, 10.25%, 11/01/06             860,000       920,200
---------------------------------------------------------------
International Home Foods Inc.,
  Sr. Sub. Notes, 10.375%, 11/01/06
  (acquired 10/29/96; cost
  $520,000)(c)                            520,000       543,400
---------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%, 08/01/03     1,380,000     1,381,725
---------------------------------------------------------------
Ralston-Ralston Purina Co.,
  Deb., 7.875%, 06/15/25                  300,000       307,839
---------------------------------------------------------------
                                                      3,153,164
---------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES-3.27%

Province Of Manitoba,
  Yankee Bonds, 7.75%, 07/17/16         7,500,000     7,842,075
---------------------------------------------------------------
Province of Ontario,
  Sr. Notes, 8.00%, 03/11/03            5,350,000     4,302,505
---------------------------------------------------------------
                                                     12,144,580
---------------------------------------------------------------

GAMING-1.08%

Coast Hotels & Casinos Inc.,
  Series B Secured First Mortgage
  Gtd. Notes, 13.00%, 12/15/02          1,160,000     1,284,700
---------------------------------------------------------------
Showboat, Inc.,
  First Mortgage Notes, 9.25%,
  05/01/08                              2,000,000     1,977,500
---------------------------------------------------------------
Trump Atlantic City Associates,
  Secured First Mortgage Gtd. Notes,
  11.25%, 05/01/06                        760,000       756,200
---------------------------------------------------------------
                                                      4,018,400
---------------------------------------------------------------

GAS DISTRIBUTION-0.58%

Ferrellgas Partners, Sr.
  Notes, 9.375%, 06/15/06               2,100,000     2,144,625
---------------------------------------------------------------

HOME BUILDING-0.21%

Continental Homes Holdings Corp.,
  Sr. Notes, 10.00%, 04/15/06             745,000       771,075
---------------------------------------------------------------

HOTELS/MOTELS-1.42%

ITT Corp.,
  Gtd. Deb., 7.375%, 11/15/15           3,350,000     3,219,819
---------------------------------------------------------------
John Q. Hammons Hotels Inc.,
  Gtd. First Mortgage Notes, 9.75%,
  10/01/05                              2,000,000     2,045,000
---------------------------------------------------------------
                                                      5,264,819
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.27%

Americo Life Inc.,
  Sr. Sub. Notes, 9.25%, 06/01/05       1,000,000     1,000,000
---------------------------------------------------------------

LEISURE & RECREATION-0.65%

Cobblestone Golf Group Inc.,
  Series B Sr. Notes, 11.50%,
  06/01/03                              1,000,000     1,046,250
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

LEISURE & RECREATION-(CONTINUED)

Icon Health & Fitness Inc.,
  Sr. Sub. Notes, 13.00%, 07/15/02   $  1,200,000  $  1,363,500
---------------------------------------------------------------
                                                      2,409,750
---------------------------------------------------------------

MACHINERY (HEAVY)-2.09%

Caterpillar Inc.,
  Deb., 9.375%, 08/15/11                5,000,000     5,999,900
---------------------------------------------------------------
Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%, 07/01/01     1,000,000     1,050,000
---------------------------------------------------------------
PrimeCo. Inc.,
  Sr. Sub. Notes, 12.75%, 03/01/05        627,000       717,915
---------------------------------------------------------------
                                                      7,767,815
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.57%

AM General Corp.,
  Sr. Notes, 12.875%, 05/01/02          1,100,000     1,051,875
---------------------------------------------------------------
Interlake Corp.,
  Sr. Notes, 12.00%, 11/15/01           1,000,000     1,076,250
---------------------------------------------------------------
                                                      2,128,125
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.31%

Dynacare Inc.,
  Sr. Yankee Notes, 10.75%, 01/15/06    1,140,000     1,157,100
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.59%

Dade International Inc.,
  Series B Sr. Sub. Notes, 11.125%,
  05/01/06                              1,000,000     1,087,500
---------------------------------------------------------------
Graphic Controls Corp., Series A
  Sr. Sub. Notes, 12.00%, 09/15/05        980,000     1,090,250
---------------------------------------------------------------
                                                      2,177,750
---------------------------------------------------------------

METALS-0.65%

Rio Algom Ltd.,
  Yankee Deb., 7.05%, 11/01/05          2,500,000     2,430,650
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.69%

Transco Energy Co.,
  Deb., 9.875%, 06/15/20                5,000,000     6,294,200
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-3.01%

Abraxas Petroleum Corp.,
  Sr. Notes, 11.50%, 11/01/04
  (acquired 11/05/96-12/03/96; cost
  $1,135,850)(c)                        1,130,000     1,211,925
---------------------------------------------------------------
Anadarko Petroleum Corp.,
  Deb., 7.25%, 03/15/25                 5,000,000     5,152,050
---------------------------------------------------------------
Mariner Energy Corp.,
  Sr. Sub. Notes, 10.50%, 08/01/06
  (acquired 08/12/96-09/04/96; cost
  $1,043,294)(c)                        1,040,000     1,107,600
---------------------------------------------------------------
Talisman Energy, Inc.,
  Yankee Deb., 7.125%, 06/01/07         3,750,000     3,693,450
---------------------------------------------------------------
                                                     11,165,025
---------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.81%

Husky Oil Ltd.,
  Sr. Yankee Notes, 7.125%, 11/15/06    2,000,000     1,984,480
---------------------------------------------------------------
Wainoco Oil Corp.,
  Sr. Notes, 12.00%, 08/01/02           1,000,000     1,030,000
---------------------------------------------------------------
                                                      3,014,480
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.27%

Petroleum Heat & Power Co., Inc.,
  Sub. Deb., 12.25%, 02/01/05             890,000       991,238
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

OIL & GAS (SERVICES)-1.34%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                           $    410,000  $    431,525
---------------------------------------------------------------
Sun Co., Inc.,
  Deb., 9.00%, 11/01/24                 4,000,000     4,536,880
---------------------------------------------------------------
                                                      4,968,405
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.93%

RAPP International Finance, Gtd.
  Yankee Sec. Notes, 11.50%,
  12/15/00                                970,000     1,030,625
---------------------------------------------------------------
Repap New Brunswick,
  Sr. Yankee Second Priority Sec.
  Notes, 10.625%, 04/15/05              1,110,000     1,165,500
---------------------------------------------------------------
Riverwood International Corp.,
  Sr. Gtd. Sub. Notes, 10.875%,
  04/01/08                              1,360,000     1,264,800
---------------------------------------------------------------
                                                      3,460,925
---------------------------------------------------------------

POLLUTION CONTROL-0.30%

Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                              1,000,000     1,115,000
---------------------------------------------------------------

PUBLISHING-2.15%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13        7,100,000     7,983,595
---------------------------------------------------------------

RAILROADS-0.26%

Johnstown America Industries, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/05      1,000,000       965,000
---------------------------------------------------------------

REAL ESTATE-0.21%

Finova Capital Corp.,
  Notes, 7.40%, 05/06/06                  750,000       765,428
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.07%

Great Atlantic & Pacific Tea Co.,
  Inc., Yankee Notes, 7.78%, 11/01/00
  (acquired 10/18/95; cost
  $3,900,000)(c)                        3,900,000     3,975,056
---------------------------------------------------------------

RETAIL (STORES)-1.14%

Samsonite Corp.,
  Sr. Sub. Notes, 11.125%, 07/15/05       900,000     1,018,125
---------------------------------------------------------------
Specialty Retailers Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/03      2,000,000     2,110,000
---------------------------------------------------------------
United Stationer Supply,
  Sr. Sub. Notes, 12.75%, 05/01/05      1,000,000     1,115,000
---------------------------------------------------------------
                                                      4,243,125
---------------------------------------------------------------

SCHOOLS-0.48%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/05      1,000,000     1,081,250
---------------------------------------------------------------
Scholastic Brands Inc.,
  Sr. Sub. Notes, 11.00%, 01/15/07
  (acquired 12/10/96-12/12/96; cost
  $710,494)(c)                            705,000       720,862
---------------------------------------------------------------
                                                      1,802,112
---------------------------------------------------------------

SEMICONDUCTORS-0.32%

Advanced Micro Devices, Inc.,
  Sr. Notes, 11.00%, 08/01/03           1,100,000     1,199,000
---------------------------------------------------------------

STEEL-0.71%

Gulf States Steel Corp.,
  First Mortgage Notes, 13.50%,
  04/15/03                              1,650,000     1,575,750
---------------------------------------------------------------
GS Industries, Inc.,
  Sr. Notes, 12.00%, 09/01/04           1,000,000     1,043,750
---------------------------------------------------------------
                                                      2,619,500
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

TELECOMMUNICATIONS-2.81%

Arch Communications Group, Inc.,
  Sr. Disc. Notes, 10.875%,
  03/15/08(b)                        $    630,000  $    363,825
---------------------------------------------------------------
Clearnet Communications Inc.,
  Sr. Yankee Disc. Notes, 14.75%,
  12/15/05(b)                           1,780,000     1,114,725
---------------------------------------------------------------
PriCellular Wireless Corp.,
  Sr. Notes, 10.75%, 11/01/04
  (acquired 10/30/96; cost
  $430,000)(c)                            430,000       449,887
---------------------------------------------------------------
ProNet, Inc.,
  Sr. Sub. Notes, 11.875%, 06/15/05     1,000,000       950,000
---------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Notes, 11.50%, 10/01/06             580,000       601,750
---------------------------------------------------------------
TCI Communications Inc.,
  Deb., 8.75%, 08/01/15                 6,000,000     5,946,660
---------------------------------------------------------------
Teleport Communications Group Inc.,
  Sr. Disc. Notes, 11.125%,
  07/01/07(b)                           1,500,000     1,038,750
---------------------------------------------------------------
                                                     10,465,597
---------------------------------------------------------------

TELEPHONE-0.20%

Phonetel Technologies, Inc.,
  Sr. Notes, 12.00%, 12/15/06             740,000       767,750
---------------------------------------------------------------

TRANSPORTATION-0.73%

Gearbulk Holdings, Ltd.,
  Sr. Notes, 11.25%, 12/01/04           1,000,000     1,105,000
---------------------------------------------------------------
Stena A.B.,
  Sr. Yankee Notes, 10.50%, 12/15/05    1,500,000     1,627,500
---------------------------------------------------------------
                                                      2,732,500
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes                 228,140,845
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-2.63%

ADVERTISING/BROADCASTING-0.14%

Omnicom Group, Inc.,
  Conv. Sub. Deb., 4.25%, 01/03/07
  (acquired 12/11/96; cost
  $500,000)(c)                            500,000       518,500
---------------------------------------------------------------

AIRLINES-0.60%

Continental Airlines, Inc.,
  Conv. Sub. Notes, 6.75%, 04/15/06
  (acquired 02/27/96; cost
  $1,999,275)(c)                        2,000,000     2,244,260
---------------------------------------------------------------

COMPUTER NETWORKING-0.48%

3Com Corp.,
  Conv. Sub. Notes, 10.25%, 11/01/01
  (acquired 11/08/94; cost
  $800,000)(c)                            800,000     1,781,304
---------------------------------------------------------------

POLLUTION CONTROL-0.33%

U.S. Filter Corp.,
  Conv. Sub. Notes, 4.50%, 12/15/01     1,200,000     1,221,648
---------------------------------------------------------------

TRANSPORTATION-1.08%

Laidlaw, Inc.,
  Yankee Conv. Deb., 6.00%, 01/15/99
  (acquired 08/19/96-08/23/96; Cost
  $3,955,000)(c)                        3,000,000     4,005,000
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes                       9,770,712
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
  NOTES(e)-8.07%

CANADA-5.82%

Bank of Montreal (Banking),
  Sub. Deb., 7.92%, 07/31/12     CAD    4,000,000     3,182,648
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

CANADA-(CONTINUED)

Bell Canada (Telecommunications),
  Deb., 10.875, 10/11/04         CAD    3,000,000  $  2,735,996
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas),
  Deb., 11.00%, 10/31/00                4,495,000     3,847,323
---------------------------------------------------------------
NAV Canada (Transportation),
  Bonds, 7.40%, 06/01/27                2,500,000     1,810,779
---------------------------------------------------------------
Rogers Cablesystems (Cable Television),
  Sr. Sec. Priority Deb., 9.65%,
  01/15/14                              1,750,000     1,226,904
---------------------------------------------------------------
Teleglobe Canada, Inc.
  (Telecommunications),
  Deb., 8.35%, 06/20/03                 5,000,000     4,030,162
---------------------------------------------------------------
Trans-Canada Pipelines (Oil & Gas),
  Notes, 8.55%, 02/01/06                3,000,000     2,455,342
---------------------------------------------------------------
  Series Q Deb., 10.625%, 10/20/09      1,750,000     1,639,323
---------------------------------------------------------------
Westcoast Energy Inc.,
  (Electric Power), Deb., 6.45%,
  12/18/06 (acquired 12/03/96; cost
  $739,169)(c)                          1,000,000       712,336
---------------------------------------------------------------
                                                     21,640,813
---------------------------------------------------------------

GERMANY-2.25%

International Bank for
  Reconstruction & Development
  (Supranational Organization),
  Unsub. Global Bonds, 7.125%,
  04/12/05 DEM                          8,800,000     6,204,126
---------------------------------------------------------------
LKB Global (Banking),
  Gtd. Notes, 6.00%, 01/25/06           3,300,000     2,149,890
---------------------------------------------------------------
                                                      8,354,016
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes                                  29,994,829
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES(e)-7.18%
JAPAN-4.52%

JUSCO Co. (Consumer Non-Durables),
  Conv. Deb., 1.20%, 02/20/01    JPY  220,000,000     3,424,143
---------------------------------------------------------------
Matsushita Electric Industrial Co.
  Ltd. (Electronic
  Components/Miscellaneous),
  Conv. Bonds, 1.30%, 03/29/02        250,000,000     2,558,069
---------------------------------------------------------------
Sony Corp. (Electronic Components/
  Miscellaneous),
  Conv. Bonds, 0.15%, 03/30/01        370,000,000     3,754,952
---------------------------------------------------------------
  Conv. Bonds, 1.40%, 09/30/03         30,000,000       362,663
---------------------------------------------------------------
Toyota Motor Corp. (Automobile-Manufacturers),
  Conv. Bonds, 1.20%, 01/28/98        455,000,000     6,677,079
---------------------------------------------------------------
                                                     16,776,906
---------------------------------------------------------------

SWITZERLAND-1.04%

Aderans Co. Ltd. (Cosmetics &
  Toiletries),
  Conv. Deb., 0.875%, 08/31/98   CHF    2,000,000     1,550,243
---------------------------------------------------------------
Yamada Denki Co. Ltd.
  (Retail-Stores),
  Conv. Notes, 0.25%, 03/31/00          2,700,000     2,309,675
---------------------------------------------------------------
                                                      3,859,918
---------------------------------------------------------------

UNITED KINGDOM-1.62%

LASMO PLC (Oil Equipment &
  Supplies),
  Conv. Bonds, 7.75%, 10/04/05   GBP    3,700,000     6,021,929
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible Bonds
      & Notes                                        26,658,753
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

NON-U.S. DOLLAR DENOMINATED
GOVERNMENT BONDS & NOTES(e)-12.29%
AUSTRALIA-3.47%

Australian Government, Bonds, 6.75%,
  11/15/06              AUD             4,000,000  $  3,043,542
---------------------------------------------------------------
  Bonds, 10.00%, 10/15/07               6,400,000     6,044,442
---------------------------------------------------------------
Treasury Corp. of Victoria
  Local Government, Gtd. Deb.,
  12.00%, 09/22/01                      4,000,000     3,803,799
---------------------------------------------------------------
                                                     12,891,783
---------------------------------------------------------------

CANADA-0.62%

Canadian Government,
  Gtd. Deb., 7.00%, 12/01/06     CAD    3,000,000     2,290,586
---------------------------------------------------------------

DENMARK-0.76%

Kingdom of Denmark,
  Gtd. Deb., 8.00%, 11/15/01     DKK   15,000,000     2,826,441
---------------------------------------------------------------

GERMANY-2.94%

Bundesrepublik Deutschland Deb.,
  6.00%, 09/15/03               DEM     7,000,000     4,727,775
---------------------------------------------------------------
  Deb., 6.75%, 07/15/04                 5,250,000     3,662,854
---------------------------------------------------------------
  Deb., 6.875%, 05/12/05                3,600,000     2,520,795
---------------------------------------------------------------
                                                     10,911,424
---------------------------------------------------------------

SWEDEN-1.68%

Swedish Government
  Bonds, 10.25%, 05/05/03        SEK   19,000,000     3,388,429
---------------------------------------------------------------
  Bonds, 6.00%, 02/09/05               20,000,000     2,841,244
---------------------------------------------------------------
                                                      6,229,673
---------------------------------------------------------------

UNITED KINGDOM-2.82%

United Kingdom Treasury Notes,
  8.00%, 12/07/00                GBP    1,500,000     2,641,511
---------------------------------------------------------------
  7.00%, 11/06/01                       1,500,000     2,543,087
---------------------------------------------------------------
  7.50%, 12/07/06                       3,100,000     5,306,798
---------------------------------------------------------------
                                                     10,491,396
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds &
      Notes                                          45,641,303
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE
  PREFERRED STOCKS-4.23%

                                           SHARES
ADVERTISING/BROADCASTING-0.51%

News Corp. Ltd.,-
  $5.00 Conv. Pfd.
  (acquired 11/04/96; cost
  $2,000,000)(c)(f)                        20,000     1,887,500
---------------------------------------------------------------
Time Warner Inc.-Series M
  $102.50 PIK Conv. Pfd.                       .4           395
---------------------------------------------------------------
                                                      1,887,895
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.31%

Loral Space & Communications-
  $3.00 Conv. Pfd.
  (acquired 11/01/96; cost
  $1,000,000)(c)                           20,000     1,137,500
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.39%

Microsoft Corp.-Series A,
  $2.196 Conv. Pfd.                        18,000     1,442,250
---------------------------------------------------------------

                                                      MARKET
                                        SHARES        VALUE
ELECTRIC POWER-0.58%

Citizens Utilities Co.-
  $2.50 Conv. Pfd.                         45,000  $  2,148,750
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.61%

SunAmerica, Inc.-
  $3.188 Conv. Pfd.                        53,350     2,254,038
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.07%

Conseco Inc.-
  $4.278 Conv. PRIDES                      35,000     3,981,250
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.28%

Tosco Financing Trust-
  $2.875 Conv. Pfd.
  (acquired 12/10/96-12/11/96; cost
  $1,006,950)(c)                           20,000     1,042,500
---------------------------------------------------------------

RETAIL (STORES)-0.48%

Kmart Financing-
  $3.875 Conv. Pfd.                        37,000     1,803,750
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Preferred Stocks                   15,697,933
===============================================================

COMMON STOCKS-0.40%

UTILITIES-0.40%

National Power PLC-ADR                     24,300       823,162
---------------------------------------------------------------
PowerGen PLC-ADR                           17,300       683,350
---------------------------------------------------------------
    Total Common Stocks                               1,506,512
---------------------------------------------------------------

WARRANTS-0.03%

CABLE TELEVISION-0.00%

Wireless One, Inc.,
  expiring 10/19/00(g)                      2,670         2,670
---------------------------------------------------------------


                                                      MARKET
                                        SHARES        VALUE

CONTAINERS-0.01%

MVE Inc.,
  expiring 02/15/02(g)                      1,000  $     30,000
---------------------------------------------------------------

LEISURE & RECREATION-0.01%

IHF Capital Inc.,
  expiring 11/14/99(g)                      1,200        48,000
---------------------------------------------------------------

STEEL-0.00%

Gulf States Steel Corp.,
  expiring 04/15/03(g)                      1,650         8,250
---------------------------------------------------------------

TELECOMMUNICATIONS-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(g)                      5,874        35,244
---------------------------------------------------------------
    Total Warrants                                      124,164
===============================================================

                                      PRINCIPAL
                                        AMOUNT

U.S. TREASURY SECURITIES-0.12%

U.S. Treasury Bonds,
  6.75%, 08/15/26                    $    450,000       453,614
---------------------------------------------------------------

REPURCHASE AGREEMENTS-1.83%(h)

HSBC Securities, Inc.,
  7.05%, 01/02/97(i)                      210,059       210,059
---------------------------------------------------------------
UBS Securities, Inc.,
  7.05%, 01/02/97(j)                    6,589,941     6,589,941
---------------------------------------------------------------
    Total Repurchase Agreements                       6,800,000
---------------------------------------------------------------
TOTAL INVESTMENTS-98.19%                            364,788,665
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.81%                   6,737,729
---------------------------------------------------------------
NET ASSETS-100.00%                                 $371,526,394
===============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (e).
(b) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1996 was $28,215,063 which represented 7.59% of the Fund's net assets.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(e) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(f) Issued as a unit. This unit also includes 20,000 warrants to purchase shares of common stock.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by $633,913,662 U.S. Treasury obligations, 0% to 8.00% due 05/01/19 to 11/01/35.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government obligations,
    0% to 9.50% due 01/01/98 to 12/15/26.

Abbreviations:

ADR   - American Depository Receipts      Gtd.   - Guaranteed
AUD   - Australian Dollar                 JPY    - Japanese Yen
CAD   - Canadian Dollar                   PIK    - Payment in Kind
CHF   - Swiss Franc                       PRIDES - Preferred Redemption Increase
Conv. - Convertible                                Dividend Equity Security
Deb.  - Debentures                        Sec.   - Secured
DEM   - German Deutschemark               SEK    - Swedish Krona
Disc. - Discounted                        Sr.    - Senior
DKK   - Danish Krone                      Sub.   - Subordinated
GBP   - British Pound Sterling            Unsub. - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:
Investments, at market value (cost
  $349,179,780)                              $364,788,665
---------------------------------------------------------
Foreign currencies, at value (cost
  $249,071)                                       249,969
---------------------------------------------------------
Receivables for:
  Forward currency contracts                      901,610
---------------------------------------------------------
  Fund shares sold                                712,759
---------------------------------------------------------
  Interest                                      6,657,133
---------------------------------------------------------
Investment for deferred compensation plan          68,881
---------------------------------------------------------
Other assets                                       38,223
---------------------------------------------------------
    Total assets                              373,417,240
---------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           500,000
---------------------------------------------------------
  Fund shares reacquired                          207,833
---------------------------------------------------------
  Dividends to shareholders                       550,302
---------------------------------------------------------
  Deferred compensation plan                       68,881
---------------------------------------------------------
Accrued advisory fees                             142,103
---------------------------------------------------------
Accrued distribution fees                         260,851
---------------------------------------------------------
Accrued administrative service fees                 7,180
---------------------------------------------------------
Accrued transfer agent fees                        59,475
---------------------------------------------------------
Accrued trustees' fees                              1,811
---------------------------------------------------------
Accrued operating expenses                         92,410
---------------------------------------------------------
    Total liabilities                           1,890,846
---------------------------------------------------------
Net assets applicable to shares outstanding  $371,526,394
---------------------------------------------------------
NET ASSETS:
Class A                                      $286,182,914
=========================================================
Class B                                      $ 85,343,480
---------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE
Class A                                        34,717,454
=========================================================
Class B                                        10,374,382
=========================================================
CLASS A:
  Net asset value and redemption price per
    share                                    $       8.24
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.24 divided by
      95.25%)                                $       8.65
---------------------------------------------------------
CLASS B:
  Net asset value and offering price per
    share                                    $       8.23
---------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended December 31, 1996

INVESTMENT INCOME:
Interest                                     $ 26,009,436
---------------------------------------------------------
Dividends (net of $42,327 foreign
  withholding tax)                                536,443
---------------------------------------------------------
    Total investment income                    26,545,879
---------------------------------------------------------
EXPENSES:
Advisory fees                                   1,510,254
---------------------------------------------------------
Custodian fees                                     82,806
---------------------------------------------------------
Distribution fees -- Class A                      656,254
---------------------------------------------------------
Distribution fees -- Class B                      650,621
---------------------------------------------------------
Trustees' fees                                      7,730
---------------------------------------------------------
Transfer agent fees -- Class A                    351,979
---------------------------------------------------------
Transfer agent fees -- Class B                    134,221
---------------------------------------------------------
Administrative service fees                        75,132
---------------------------------------------------------
Other                                             266,163
---------------------------------------------------------
    Total expenses                              3,735,160
---------------------------------------------------------
Less: Expenses paid indirectly                     (5,398)
---------------------------------------------------------
    Net expenses                                3,729,762
---------------------------------------------------------
Net investment income                          22,816,117
---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCY AND FORWARD CURRENCY
  CONTRACT TRANSACTIONS
Net realized gain (loss) from:
  Investment securities                           699,083
---------------------------------------------------------
  Foreign currency transactions                  (182,290)
---------------------------------------------------------
  Forward currency contracts                    1,599,434
---------------------------------------------------------
                                                2,116,227
---------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                         3,516,763
---------------------------------------------------------
  Foreign currency transactions                   (74,980)
---------------------------------------------------------
  Forward currency contracts                      796,581
---------------------------------------------------------
                                                4,238,364
---------------------------------------------------------
  Net realized and unrealized gain from
    investment securities, foreign currency
    transactions and forward currency
    contracts                                   6,354,591
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 29,170,708
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996              1995

OPERATIONS:

  Net investment income                                       $ 22,816,117      $ 18,156,289
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency transactions and forward currency contracts         2,116,227         9,871,598
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currency transactions and forward currency
    contracts                                                    4,238,364        21,434,843
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        29,170,708        49,462,730
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (19,414,227)      (16,600,806)
--------------------------------------------------------------------------------------------
  Class B                                                       (4,277,769)       (1,555,483)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --          (889,987)
--------------------------------------------------------------------------------------------
  Class B                                                               --           (95,903)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       31,245,815        22,105,318
--------------------------------------------------------------------------------------------
  Class B                                                       39,218,171        29,160,108
--------------------------------------------------------------------------------------------
    Net increase in net assets                                  75,942,698        81,585,977
--------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          295,583,696       213,997,719
--------------------------------------------------------------------------------------------
  End of period                                               $371,526,394      $295,583,696
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $360,736,285      $290,272,299
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               33,129           846,817
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from sales of
    investment securities, foreign currencies and forward
    contract transactions                                       (5,745,170)       (7,799,206)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward contract transactions                16,502,150        12,263,786
--------------------------------------------------------------------------------------------
                                                              $371,526,394      $295,583,696
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government Securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding contracts at December 31, 1996 were as follows:

                                  CONTRACT TO                            UNREALIZED
       SETTLEMENT        -----------------------------                  APPRECIATION
          DATE               DELIVER         RECEIVE        VALUE      (DEPRECIATION)
       ----------        ---------------   -----------   -----------   --------------
        01/30/97         CHF   3,940,000   $ 3,145,709   $ 2,952,970         $192,739
        03/10/97         CHF   1,000,000       774,353       752,378           21,975
        01/27/97         DEM  11,200,000     7,451,763     7,291,683          160,080
        02/19/97         DEM  11,200,000     7,265,179     7,302,086          (36,907)
        02/03/97         JPY 630,000,000     5,742,935     5,440,212          302,723
        03/05/97         JPY 360,000,000     3,214,286     3,108,817          105,469
        03/17/97         JPY 546,000,000     4,870,651     4,715,120          155,531
                                           -----------   -----------         --------
                                           $32,464,876   $31,563,266         $901,610
                                           ===========   ===========         ========

D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "E" below. On December 31, 1996, $62,191 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for foreign currency losses and market discount on securities sold. Net assets of the Fund were unaffected by the reclassification discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,771,102 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of

$500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $75,132 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $305,240 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $5,008 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $390 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $5,398 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $656,254 and $650,621, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $248,078 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $65,445 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,564 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $4,000,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $317,733,500 and $254,732,190, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $19,028,658
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,419,773)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $15,608,885
===========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                                                        1996                     1995
                                                              ------------------------  -----------------------
                                                                SHARES       VALUE       SHARES        VALUE
                                                              ----------  ------------  ---------   -----------
Sold:
  Class A                                                     10,956,910   $87,131,342  7,497,108   $58,558,530
--------------------------------------------------------------------------------------  -----------------------
  Class B                                                      7,662,222    60,657,835  4,199,186    32,900,136
--------------------------------------------------------------------------------------  -----------------------
Issued as
  reinvestment of
  dividends:
  Class A                                                      1,985,876    15,762,291  1,859,312    14,431,705
--------------------------------------------------------------------------------------  -----------------------
  Class B                                                        357,055     2,833,327    131,455     1,024,904
--------------------------------------------------------------------------------------  -----------------------
Reacquired:
  Class A                                                     (8,997,073) (71,647,818)  (6,603,107) (50,884,917)
--------------------------------------------------------------------------------------  -----------------------
  Class B                                                     (3,079,249) (24,272,991)   (611,547)   (4,764,932)
--------------------------------------------------------------------------------------  -----------------------
                                                               8,885,741   $70,463,986  6,472,407   $51,265,426
======================================================================================  =======================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                               1996           1995       1994       1993     1992(a)      1991       1990
                 CLASS A:                    --------       --------   --------   --------   --------   --------   --------
Net asset value, beginning of period         $   8.17       $   7.20   $   8.45   $   8.03   $   8.07   $   7.41   $   7.80
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                           0.57           0.58       0.58       0.60       0.60       0.61       0.65
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                      0.09           1.00      (1.22)      0.61      (0.03)      0.66      (0.39)
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
   Total from investment operations              0.66           1.58      (0.64)      1.21       0.57       1.27       0.26
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income           (0.59)         (0.61)     (0.49)     (0.60)     (0.61)     (0.61)     (0.65)
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
 Distributions from net realized capital
   gains                                           --             --      (0.01)     (0.19)        --         --         --
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
 Return of capital                                 --             --      (0.11)        --         --         --         --
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
   Total distributions                          (0.59)         (0.61)     (0.61)     (0.79)     (0.61)     (0.61)     (0.65)
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
Net asset value, end of period               $   8.24       $   8.17   $   7.20   $   8.45   $   8.03   $   8.07   $   7.41
===========================================  ========       ========   ========   ========   ========   ========   ========
Total return(b)                                  8.58%         22.77%     (7.65)%    15.38%      7.42%     18.00%      3.65%
===========================================  ========       ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $286,183       $251,280   $201,677   $244,168   $218,848   $231,798   $215,987
===========================================  ========       ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets          0.98%(c)(d)    0.98%     0.98%     0.98%     0.99%(e)     1.00%(e)    1.00%
===========================================  ========       ========   ========   ========   ========   ========   ========
Ratio of net investment income to average
 net assets                                      7.13%(c)       7.52%      7.53%      7.01%      7.54%(e)  7.97%(e)     8.73%
===========================================  ========       ========   ========   ========   ========   ========   ========
Portfolio turnover rate                            80%           227%       185%        99%        82%        67%       106%
===========================================  ========       ========   ========   ========   ========   ========   ========

                                               1989         1988         1987
                 CLASS A:                    --------     --------     --------
Net asset value, beginning of period         $   7.53     $   7.55     $   8.20
-------------------------------------------  --------     --------     --------
Income from investment operations:
 Net investment income                           0.66         0.68         0.67
-------------------------------------------  --------     --------     --------
 Net gains (losses) on securities (both
   realized and unrealized)                      0.32        (0.02)       (0.63)
-------------------------------------------  --------     --------     --------
   Total from investment operations              0.98         0.66         0.04
-------------------------------------------  --------     --------     --------
Less distributions:
 Dividends from net investment income           (0.71)       (0.68)       (0.69)
-------------------------------------------  --------     --------     --------
 Distributions from net realized capital
   gains                                           --           --           --
-------------------------------------------  --------     --------     --------
 Return of capital                                 --           --           --
-------------------------------------------  --------     --------     --------
   Total distributions                          (0.71)       (0.68)       (0.69)
-------------------------------------------  --------     --------     --------
Net asset value, end of period               $   7.80     $   7.53     $   7.55
===========================================  ========     ========     ========
Total return(b)                                 13.56%        9.01%        0.56%
===========================================  ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $229,222     $218,946     $237,466
===========================================  ========     ========     ========
Ratio of expenses to average net assets          0.96%        0.95%        0.84%
===========================================  ========     ========     ========
Ratio of net investment income to average
 net assets                                      8.56%        8.81%        8.64%
===========================================  ========     ========     ========
Portfolio turnover rate                           222%         361%         195%
===========================================  ========     ========     ========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charges.

(c) Ratios are based on average net assets of $262,501,383.

(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average daily net assets would have been 0.97%.

(e) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992-1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992-1991, respectively.

                                                               1996          1995         1994         1993
                                                              -------       -------      -------      ------
                          CLASS B:
Net asset value, beginning of period                          $  8.15       $  7.18      $  8.43      $ 8.95
------------------------------------------------------------  -------       -------      -------      ------
Income from investment operations:
 Net investment income                                           0.50          0.53         0.52        0.19
------------------------------------------------------------  -------       -------      -------      ------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   0.11          0.98        (1.23)      (0.34)
------------------------------------------------------------  -------       -------      -------      ------
   Total from investment operations                              0.61          1.51        (0.71)      (0.15)
------------------------------------------------------------  -------       -------      -------      ------
Less distributions:
 Dividends from net investment income                           (0.53)        (0.54)       (0.42)      (0.18)
------------------------------------------------------------  -------       -------      -------      ------
 Distributions from net realized capital gains                     --            --        (0.01)      (0.19)
------------------------------------------------------------  -------       -------      -------      ------
 Return of capital                                                 --            --        (0.11)         --
------------------------------------------------------------  -------       -------      -------      ------
   Total distributions                                          (0.53)        (0.54)       (0.54)      (0.37)
------------------------------------------------------------  -------       -------      -------      ------
Net asset value, end of period                                $  8.23       $  8.15      $  7.18      $ 8.43
============================================================  =======       =======      =======      ======
Total return(a)                                                  7.87%        21.72%       (8.46)%     (0.75)%
============================================================  =======       =======      =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $85,343       $44,304      $12,321      $3,602
============================================================  =======       =======      =======      ======
Ratio of expenses to average net assets                          1.80%(b)(c)   1.79%       1.83%(d)    1.75%(d)(e)
============================================================  =======       =======      =======      ======
Ratio of net investment income to average net assets             6.30%(b)      6.71%        6.69%(d)    6.24%(d)(e)
============================================================  =======       =======      =======      ======
Portfolio turnover rate                                            80%          227%         185%         99%
============================================================  =======       =======      =======      ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $65,062,096.
(c) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(d) After expense reimbursements. Ratios of expenses to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) for 1994 and 1993, respectively. Ratios of net investment income to average net assets prior to expense reimbursements were 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.
(e) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Income Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                       KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

                                                             Trustees & Officers

BOARD OF TRUSTEES                       OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                        Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer    Chairman                                 Suite 1919
A I M Management Group Inc.                                                      Houston, TX 77046
                                        Robert H. Graham
Bruce L. Crockett                       President                                INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                 John J. Arthur                           A I M Advisors, Inc.
COMSAT Corporation                      Senior Vice President and Treasurer      11 Greenway Plaza
                                                                                 Suite 1919
Owen Daly II                            Carol F. Relihan                         Houston, TX 77046
Director                                Senior Vice President and Secretary
Cortland Trust Inc.                                                              TRANSFER AGENT
                                        Gary T. Crum
Carl Frischling                         Senior Vice President                    A I M Fund Services, Inc.
Partner                                                                          P.O. Box 4739
Kramer, Levin, Naftalis & Frankel       Scott G. Lucas                           Houston, TX 77210-4739
                                        Senior Vice President
Robert H. Graham                                                                 CUSTODIAN
President and Chief Operating Officer   Dana R. Sutton
A I M Management Group Inc.             Vice President and Assistant Treasurer   State Street Bank & Trust Company
                                                                                 225 Franklin Street
John F. Kroeger                         Robert G. Alley                          Boston, MA 02110
Formerly Consultant                     Vice President
Wendell & Stockel Associates, Inc.                                               COUNSEL TO THE FUND
                                        Stuart W. Coco
Lewis F. Pennock                        Vice President                           Ballard Spahr
Attorney                                                                         Andrews & Ingersoll
                                        Melville B. Cox                          1735 Market Street
Ian W. Robinson                         Vice President                           Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                      Karen Dunn Kelley                        COUNSEL TO THE TRUSTEES
Chief Financial Officer                 Vice President
Bell Atlantic Management                                                         Kramer, Levin, Naftalis & Frankel
Services, Inc.                          Jonathan C. Schoolar                     919 Third Avenue
                                        Vice President                           New York, NY 10022
Louis S. Sklar
Executive Vice President                P. Michelle Grace                        DISTRIBUTOR
Hines Interests                         Assistant Secretary
Limited Partnership                                                              A I M Distributors, Inc.
                                        David L. Kite                            11 Greenway Plaza
                                        Assistant Secretary                      Suite 1919
                                                                                 Houston, TX 77046

                                        Nancy L. Martin                          AUDITORS
                                        Assistant Secretary
                                                                                 KPMG Peat Marwick LLP
                                        Ofelia M. Mayo                           700 Louisiana
                                        Assistant Secretary                      NationsBank Bldg.
                                                                                 Houston, TX 77002
                                        Kathleen J. Pflueger
                                        Assistant Secretary

                                        Samuel D. Sirko
                                        Assistant Secretary

                                        Stephen I. Winer
                                        Assistant Secretary

                                        Mary J. Benson
                                        Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Income Fund Class A and Class B shares paid ordinary dividends in the amount of $0.588 and $0.525 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1996. Of this amount, 1.33% is eligible for the dividends received deduction for corporations.

STATE INCOME TAX INFORMATION

Of ordinary dividends paid, 2.42% for both Class A and Class B shares was derived from U.S. Treasury obligations.

                                                         THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                         AGGRESSIVE GROWTH
                                                         AIM Aggressive Growth Fund*
                                                         AIM Capital Development Fund
                                                         AIM Constellation Fund
                                                         AIM Global Aggressive Growth Fund

               [PHOTO OF                                 GROWTH
           11 GREENWAY PLAZA                             AIM Blue Chip Fund
             APPEARS HERE]                               AIM Global Growth Fund
                                                         AIM Growth Fund
                                                         AIM International Equity Fund
                                                         AIM Value Fund
                                                         AIM Weingarten Fund

                                                         GROWTH AND INCOME
                                                         AIM Balanced Fund
                                                         AIM Charter Fund

                                                         INCOME AND GROWTH
                                                         AIM Global Utilities Fund

                                                         HIGH CURRENT INCOME
                                                         AIM High Yield Fund

                                                         CURRENT INCOME
                                                         AIM Global Income Fund
                                                         AIM Income Fund

                                                         CURRENT TAX-FREE INCOME
                                                         AIM Municipal Bond Fund
                                                         AIM Tax-Exempt Bond Fund of CT
                                                         AIM Tax-Free Intermediate Shares

                                                         CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                         AIM Intermediate Government Fund

                                                         HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                         AIM Limited Maturity Treasury Shares

A I M Management Group Inc. has provided                 STABILITY, LIQUIDITY, AND CURRENT INCOME
leadership in the mutual fund industry                   AIM Money Market Fund
since 1976 and manages approximately $70
billion in assets for more than 3.5                      STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
million shareholders, including                          AIM Tax-Exempt Cash Fund
individual investors, corporate clients,
and financial institutions as of                         *AIM Aggressive Growth Fund was closed to new
February 11, 1997. The AIM Family of                     investors on July 18, 1995. For more complete
Funds--Registered Trademark--is distributed              information about any AIM Fund(s), including
nationwide, and AIM today ranks among the                sales charges and expenses, ask your financial
nation's top 15 mutual fund companies in                 consultant or securities dealer for a free
assets under management, according to Lipper             prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                carefully before you invest or send money.

                                                                                 ---------------
                                                                                   BULK RATE
[AIM LOGO APPEARS HERE]                                                            U.S. POSTAGE
                                                                                      PAID
A I M Distributors, Inc.                                                           HOUSTON, TX
11 Greenway Plaza, Suite 1919                                                    Permit No. 1919
Houston, TX 77046                                                                ---------------



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